SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  25-Oct-00

NEW CENTURY MORTGAGE SECURITIES, INC.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF JUNE 1, 2000, PROVIDING FOR THE ISSUANCE OF
ASSET BACKED PASS-THROUGH CERTIFICATES,
SERIES 2000-NCA)

New Century Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Delaware          333-76805           33-0852169
(State or Other   (Commission         (I.R.S. Employer
Jurisdiction of   File Number)        Identification
Incorporation)                        Number)

18400 Von Karman
Irvine, California           92612
(Address of Principal        (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 949-863-7243

Item 5.  Other Events

On       25-Oct-00a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
         25-Oct-00The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                  Date:
                  Amount:

C.      Item 1: Legal Proceedings:    NONE

D.      Item 2: Changes in Securities:NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated   25-Oct-00

NEW CENTURY HOME EQUITY LOAN TRUST
ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2000-NCA

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:           10/25/2000

                  Beginning                                Ending
                  Certificate                              Certificate
Class   Cusip     Balance(1) PrincipalInterest  Losses     Balance
A-1     64352VBU4 85,936,527.490,092.4594,394.32     $0.00 85,446,435.53
A-2     64352VBV2 116,252,8602,124,480668,636.08     $0.00 114,128,379.15
R                        0.00     0.00423,284.85     $0.00     $0.00





Total             202,189,3882,614,5731,263,030.3,877,603.8199,574,814.68

              AMOUNTS PER $1,000 UNIT
                                      Ending               Current
                                      Certificate          Pass-Through
Class   Principal Interest   Total    Balance   Losses     Interest Rate
A-1     5.63804224 6.8379348012.475977982.979034 0.00000000  8.30000%
A-2     17.7028278 5.5715958923.274423951.006425 0.00000000  6.90188%







Distribution Date:  25-Oct-00

        Distribution Statement
        Pooling and Servicing Agreement Dated June 1, 2000

                                                  Group 1   Group 2
a)  Beginning Pool Principal Balance            89,229,528.120,799,094.83
     Ending Pool Principal Balance              88,739,435.118,674,613.86

b)  Interest from Purchased Loans                      0.00
      Principal from Purchased Loans                   0.00
      Substitution Shortfall Amount                    0.00

c)                           Extra Principal    Basic Principal
                     Class   Distribution       Distribution
                      A-1         0.00           490,092.46
                      A-2       383.66          2,124,097.31






d)  Available Funds Shortfall                          0.00
      Insured Distribution Amount - Principal          0.00
      Insured Distribution Amount - Interest    1,263,030.40
      Insured Payment                                  0.00
      Reimbursement Amount                             0.00

e)  Overcollateralized Amount                   3,293,000.44,546,234.71
     Overcollateralization Target Amount        3,293,000.44,546,234.71
     Overcollateralization Release Amount              0.00      0.00

                                                  Group 1   Group 2
f)  Servicing Fee                                 35,320.02 47,816.31
      Backup Servicing Fee                         1,850.23  2,473.70
      Trustee Fee                                    966.65  1,308.66
      Insurer Premium                             16,377.23 19,972.47
      PMI Insurer Premium                         24,205.86 57,362.59
                                                  Group 1   Group 2
g)  Net WAC Cap                                    9.76490%  9.26549%    0.00
     Realized Losses                                   0.00
     Cumulative Realized Losses                        0.00
     Cut-Off Date Pool Balance (includes prefund214,773,566.32
     Cumulative Realized Losses/Cut-Off Date Poo   0.00018%
     Cumulative Number of liquidated Loans                0
     Cumulative Balance of liquidated Loans            0.00

                                                 Beginning   Ending
h)  weighted average of the remaining terms of t        339       338
      weighted average Mortgage Rate of the Mort  10.66676% 10.67227%
      number of the Mortgage Loans outstanding        2,232

i)  Delinquency Advances for the current period  307,119.96
     Servicing Advances for the current period         0.00
     Aggregate Outstanding Delinquency Advances        0.00*
     Aggregate Nonrecoverable Delinquency Advanc       0.00
     Prepayment Interest Shortfalls advanced by   11,305.66
     *As of current distribution date information
       was not available from servicer
                                                  Group 1   Group 2
j)  Principal Distribution Amount                490,092.462,124,480.97
     Interest Distribution Amount                594,394.32668,636.08

k)   Has the Stepdown Requirement been satisfied         NO
      Has the Servicer Termination Test been vio         NO
      Has the Step Up Claims Denial Test been me         NO
Performance Measures used in above tests:
       Rolling  Delinquency Percentage             3.19313%
       Cumulative Loss Percentage                  0.00018%
       Annual Loss Percentage                      0.00018%

                                                  Group 1   Group 2
l)  Prepayment Penalties                         27,466.69      0.00

      Scheduled Principal                        70,366.58 56,153.98
      Full and Partial Prepayments              419,725.88 2,067,943.33
      Liquidation Proceeds                            0.00      0.00

m)  Original Cut-off Loan Balance of modified or extended Loans:
                                      Loan NumbeOriginal BaCurrent Balance

n)  Payments received under the PMI Policy            0.00
     Number of Mortgage Loans with PMI Payments       0.00
     Amount of claims made and denied under the PMI Policy
     since the closing date                           0.00

o)  Basis Risk Shortfall                              0.00
     Unpaid Basis Risk Shortfalls                     0.00

p) Reserve Fund
        Beginning   5,000.00
        Withdrawal      0.00
        Deposits        0.00
        Ending Bal  5,000.00


n)  Residual Class Total Distribution            423,284.85

o)  Delinquency And Foreclosure Information:
                                       Group 1
                             # of AccoPrincipal % of Total
        30-59 Days Delinquent       231,725,019.     1.944%
        60-89 Days Delinquent       151,311,981.     1.478%
        90 or more Days Delin       311,939,799.     2.186%
        Aggregate                   694,976,800.     5.608%
        The above statistics include Mortgage Loans in foreclosure and bankruptcy but exclude REO Properties

                             # of AccoPrincipal % of Total
        Loans in foreclosure        311,923,999.     2.168%
        Loans in bankruptcy p        9486,277.72     0.548%
        REO Properties               0      0.00     0.000%



                                       Group 2
                             # of AccoPrincipal % of Total
        30-59 Days Delinquent       323,373,927.     2.843%
        60-89 Days Delinquent       161,475,731.     1.244%
        90 or more Days Delin       393,997,621.     3.369%
        Aggregate                   878,847,279.     7.455%
        The above statistics include Mortgage Loans in foreclosure and bankruptcy but exclude REO Properties

                             # of AccoPrincipal % of Total
        Loans in foreclosure        494,607,905.     3.883%
        Loans in bankruptcy p        5862,735.71     0.727%
        REO Properties               0      0.00     0.000%



        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             NEW CENTURY HOME EQUITY
                             LOAN TRUST

                             By: /s/ Eve Kaplan
                             Name:  Eve Kaplan
                             Title: Vice President
                             U.S. Bank National Association

Dated:  10/31/2000